UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 20, 2006

NEXITY FINANCIAL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	000-51273	63-0523669
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3500 Blue Lake Drive, Suite 330 Birmingham, Alabama		35243
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (205) 298-6391

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

Item 4.01	Changes in Registrant’s Certifying Accountant.

On March 20, 2006, the Audit Committee of the Board of Directors of Nexity Financial Corporation (the “Corporation”) approved the dismissal of Ernst & Young LLP (“Ernst & Young”) as the Corporation’s independent certifying accountant.

The reports of Ernst & Young on the consolidated financial statements of the Corporation as of and for the fiscal years ended December 31, 2005 and 2004, did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

During the Corporation’s fiscal years ended December 31, 2005 and 2004, and in connection with the audits of the Corporation’s consolidated financial statements for such periods, and for the period from January 1, 2006 to March 20, 2006, there were no disagreements or “reportable events,” as that term is described in Item 304(a)(1)(v) of Regulation S-K, between the Corporation and Ernst & Young on any matter of accounting principles or practices, financial statement disclosure, or auditing scope and procedures which, if not resolved to the satisfaction of Ernst & Young would have caused Ernst & Young to make reference to such matter in connection with its audit reports on the Corporation’s consolidated financial statements.

The Corporation has provided Ernst & Young with a copy of the above disclosures in response to Item 304(a) of Regulation S-K in conjunction with the filing of this Form 8-K. The Corporation requested that Ernst & Young deliver to the Corporation a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made by the Corporation in response to Item 304(a) of Regulation S-K, and if not, stating the respects in which it does not agree. Ernst & Young’s letter is filed as Exhibit 16 hereto.

Effective March 20, 2006, the Company engaged Mauldin & Jenkins Certified Public Accountants, LLC as its new independent certifying accountant. During the two most recent fiscal years and the subsequent interim period to the date hereof, the Company did not consult with Mauldin & Jenkins Certified Public Accountants, LLC regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed or (ii) any matter that was the subject of a disagreement with Ernst & Young or a reportable event.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

16.  Letter of concurrence from Ernst & Young LLP

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

Dated: March 24, 2006

NEXITY FINANCIAL CORPORATION

/s/ John J. Moran
By:	John J. Moran
Its:	Executive Vice President and Chief Financial Officer

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